UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

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☐	Soliciting Material under § 240.14a-12

MACQUARIE ETF TRUST

(Name of Registrant as Specified In Its Charter)

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